Exhibit 10.3

FIRST AMENDMENT TO CONSULTING AGREEMENT

THIS FIRST AMENDMENT TO THE CONSULTING AGREEMENT (this “First Amendment”), effective as of June 30, 2014 (“Effective Date”), is by and among Eos Petro, Inc., a Nevada corporation (“Eos”) and DVIBRI, LLC, a California limited liability company (“Consultant,” and collectively with Eos, the “Parties”).

WHEREAS, pursuant to an oral Consulting Agreement effective as of March 1, 2014 (the “Consulting Agreement”) between Eos and Consultant, Eos engaged Consultant to render certain financial advice regarding business and financing activities of Eos;

WHEREAS, Section 5 of the Consulting Agreement incorrectly states that Consultant would receive monthly shares of Eos compensation (defined as “Share Compensation” in the Consulting Agreement), and instead should have stated that Consultant would receive a warrant to purchase shares of Eos which would vest in monthly installments;

WHEREAS, in accordance with the incorrect provisions for Share Compensation set forth in the Consulting Agreement, in between March 10, 2014 and June 10, 2014, Eos mistakenly treated as issued and outstanding to Consultant in its financial statements 66,664 shares of its restricted common stock (the “Erroneous Shares”) out of the total amount of Share Compensation issuable pursuant to Section 5 of the Consulting Agreement;

WHEREAS, the Erroneous Shares were treated as issued and outstanding to Consulting in Eos’ financial statements, but no physical certificates were ever issued for any of the Erroneous Shares, nor were they entered on the book of Eos’ transfer agent;

WHEREAS, the Parties now wish to: (i) acknowledge that the Erroneous Shares were mistakenly issued; (ii) cancel the Erroneous Shares and any other rights related to the Share Compensation mistakenly set forth in the Consulting Agreement; and (iii) correct the terms of the compensation to be provided to Consultant for the services provided to Eos during the remaining term of the Consulting Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree to amend the Consulting Agreement in this First Amendment as of the Effective Date as follows:

1.           Corrected Consulting Services Compensation.

(a)           As compensation for Consultant’s services provided during the term of the Consulting Agreement, Eos hereby agrees to issue to Consultant a warrant, dated as of the Effective Date, to purchase 199,992 shares of its restricted common stock at a strike price of $2.50 and a three year term in the form attached hereto as Exhibit A (the “New Warrant”). As of the Effective Date, 66,664 of such warrant shares shall be vested and immediately exercisable. The remainder of such warrant shares shall vest in equal installments of 16,666 on each one month anniversary of the Effective Date that the Consulting Agreement remains in effect.

1

(b)           From and after the Effective Date, the “Cash Compensation” payable to Consultant pursuant to Section 5 of the Consulting Agreement shall remain in full force and effect.

(c)           From and after the Effective Date, the “Share Compensation” payable to Consultant pursuant to Section 5 of the Consulting Agreement shall be voided, cancelled and of no further force or effect.

2.           Mutual Agreement to Cancel Shares.

(a)           Consultant and Eos hereby acknowledge and agree that: (i) the Consulting Agreement mistakenly included language regarding Share Compensation instead of New Warrant compensation; (ii) Share Compensation was never intended by either Consultant or Eos to be a part of the Consulting Agreement; and (ii) the Erroneous shares were mistakenly accounted for as issued and outstanding in Eos’ financial statements. Accordingly, by signing below for the consideration contained herein, Consultant and Eos hereby mutually agree to cancel the Erroneous Shares. For the avoidance of doubt, Consultant hereby also voluntarily cancels: (x) all stock rights, rights to subscribe, liquidating or other dividends, new securities or other property to which Consultant might have been entitled to receive with respect to the Erroneous Shares or any of the other Share Compensation set forth in the original Consulting Agreement, including, but not limited to, the issuance of a different kind or number of shares of securities through reorganization, recapitalization, reclassification, stock split or reverse stock split; and (y) any distributions or proceeds relating to the Erroneous Shares or any of the other Share Compensation set forth in the original Consulting Agreement.

(b)           Consultant and Eos further agree to execute all additional documents that either party reasonably requests to carry out the intentions of this Section 2.

3.           Consultant Representations.

(a)           For purposes of this section, the Erroneous Shares and Share Compensation are collectively referred to herein as the “Share Interests.”

(b)           Consultant hereby represents and warrants that, to the best of its knowledge, none of the Share Interests have ever been certificated.

(c)           Consultant hereby represents and warrants that, to the best of its knowledge, none of the Share Interests are nor or have ever been subject to any Claims (as defined below in Section 4).

(d)           Consultant hereby represents and warrants to Eos that, as of the Effective Date, Consultant is the owner of record and the beneficial owner of the Share Interests. Consultant owns the Share Interests free and clear of all liens, security interests, encumbrances, pledges, charges, claims and restrictions on transfer of any nature whatsoever. There are no voting trusts, member agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of the Share Interests to which Consultant is a party or bound. Consultant has granted no rights or other interests in or to the Share Interests to any person or entity whatsoever.

2

(e)           Consultant and its advisors, if any, have been afforded the opportunity to ask questions of Eos, and Consultant has sought such accounting, legal and tax advice as it has considered necessary to make an informed decisions with respect to this First Amendment. The Consultant understands that it, and not Eos, shall be responsible for its own tax liabilities and any tax reporting obligations that may arise as a result of this First Amendment.

4.           Release by Consultant.  In exchange for the good and valuable consideration contained in this First Amendment, the receipt of which is hereby acknowledged, Consultant hereby waives, releases and discharges Eos, its officers, directors, shareholders, employees, agents and their respective affiliates, successors and assigns from any and all manner of action, claim, lien, demands, liabilities, causes of action, charges, complaints, suits, damages, debts, demands, obligations of any other nature, past or present, known or unknown, whether in law or inequity, whether founded upon contract (express or implied), tort, statute or regulation, common law and/or any other theory or basis, from the beginning of time to the date hereof  relating to the Share Interests (collectively referred to as “Claims”), but not including any claim for the enforcement of the terms contained in this First Amendment.

5.           Entire Agreement.  The Consulting Agreement, as amended by this First Amendment, embodies the entire understanding among the Parties with respect to the subject matter thereof and hereof and can be changed only by an instrument in writing executed by all of the Parties.

6.           Conflict of Terms.  In the event of a conflict or inconsistency between the terms of the Consulting Agreement and those of this First Amendment, the terms of this First Amendment shall control and govern the rights and obligations of the Parties.

7.           Execution.  This First Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.  Facsimile or other electronic signatures shall be accepted by the Parties as originals.

[signature page follows]

3

IN WITNESS WHEREOF, Eos and Consultant have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

“EOS”
EOS PETRO, INC.

By:/s/ Nikolas Konstant

Name:  Nikolas Konstant
Its:  Chairman and CFO

“CONSULTANT”
DVIBRI, LLC

By: /s/ Umesh Patel

Name:  Umesh Patel
Its:

4

EXHIBIT A

WARRANT TO PURCHASE COMMON STOCK

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. EPW2014-1 June 30, 2014

EOS PETRO, INC.

WARRANT TO PURCHASE COMMON STOCK

**** 199,992 Shares of Common Stock ****

THIS WARRANT CERTIFIES THAT, for value received, DVIBRI, LLC, or registered assigns (the “Holder”), is entitled to subscribe for and purchase from Eos Petro, Inc., a Nevada corporation (the “Company”), with its principal offices located at 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067, up to and including the number of fully paid and nonassessable shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company set forth above (the “Warrant Shares”), at the exercise price of $2.50 per share (the “Warrant Exercise Price”) (and as adjusted from time to time pursuant to Section 3 hereof), in accordance with the exercise procedure set forth in Section 1 hereof and prior to or upon June 30, 2017 (the “Expiration Date”), subject to the provisions and upon the terms and conditions hereinafter set forth.

This Warrant is issued in connection with a certain Consulting Agreement, dated effective as of March 1, 2014 (as amended, modified or supplemented, the “Consulting Agreement”), between Company and Holder.  Terms used but not defined in this Warrant shall have the meanings given in the Consulting Agreement.

1.           Exercise Procedure; Method of Exercise; Cash Payment; Issuance of New Warrant.

(a)           The shares underlying this warrant shall vest and become exercisable as follows: as of the date first written above, 66,664 of the Warrant Shares shall be vested and immediately exercisable. Thereafter, commencing on the one month anniversary of the date first written above and continuing on each one month anniversary thereafter, so long as the Consulting Agreement remains in effect, 16,666 Warrant Shares shall vest and become exercisable in each such month. Any portion of this Warrant that has vested may be exercised, in whole or in part and from time to time, at any time until the Expiration Date, pursuant to the provisions contained in this Section 1.  However, if Holder’s Consulting Agreement is terminated for any reason, any Warrant Shares which have not yet vested will not vest.

(b)           If Holder elects to exercise any portion of this Warrant that has vested, Holder shall surrender this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal executive offices of Company, accompanied by payment to Company, by: (a) certified or bank check acceptable to Company; (b) cancellation by Holder of bona fide indebtedness of Company to Holder, if agreed to in advance in writing by Company in the Company’s sole and absolute discretion; (c) by wire transfer to an account designated by Company; or (d) any combination of (a), (b) and (c), of an amount equal to the then applicable Warrant Exercise Price multiplied by the number of Warrant Shares then being purchased.

(c)           The person or persons in whose name(s) any certificate(s) representing the Warrant Shares shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued)

immediately prior to the close of business on the date or dates upon which this Warrant is exercised.  In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such exercise and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within such twenty (20) Business Day period.  For purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

2.           Reservation of Shares.  During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

3.           Adjustment of Warrant Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows.  Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section 3 shall preclude additional adjustments for the same event or transaction by the remaining subsections.

(a)           Reclassification.  In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) into the same or a different number or class of securities, the Company shall duly execute and deliver to the Holder of this Warrant a new warrant (in form and substance reasonably satisfactory to the Holder of this Warrant), so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of shares then purchasable under this Warrant.  The Company shall deliver such new warrant as soon as possible and in any event within five (5) Business Days after such reclassification or change.  Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The provisions of this subparagraph (a) shall similarly apply to successive reclassifications or changes.

(b)           Stock Splits or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide (by stock split) or combine (by reverse stock split) its outstanding shares of capital stock of the class into which this Warrant is exercisable, the Warrant Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case to the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective.  The provisions of this subparagraph (b) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

(c)           Common Stock Dividends.  If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Warrant Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution.  The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Company.

(d)           No adjustment in the Warrant Exercise Price shall be required unless such adjustment would require a cumulative decrease of at least $0.01 in such price; provided, however, that any adjustments that by reason of this Section 3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made.  All calculations under this Section 3(h) shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be.

(e)           In any case in which Section 3 provides that an adjustment shall become effective on the day next following the record date for an event, the Company may without penalty defer until the occurrence of such event issuing to the Holder with respect to any part of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment.

(f)           If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Warrant Exercise Price so as to protect the rights of the holder; provided that no such adjustment will increase the Warrant Exercise Price as otherwise determined pursuant to this Section 3.

4.           Notice of Adjustments.  Whenever the Warrant Exercise Price or the number of shares of Common Stock purchasable hereunder shall be adjusted pursuant to Section 3 above, the Company shall deliver a written notice, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price and the number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall use commercially reasonable efforts to cause copies of such notice to be delivered to the Holder of this Warrant within three (3) Business Days after the occurrence of the event resulting in such adjustment at such Holder’s last known address in accordance with Section 9 hereof.

5.           Fractional Shares.  No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.

6.           Compliance with Securities Act of 1933; Transfer of Warrant or Shares.

(a)           Compliance with Securities Act of 1933.  The Holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Warrant Shares and the capital stock issuable upon conversion of the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”)  and any applicable state securities laws.  Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company.  The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Company, upon the request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

(b)           Transferability of the Warrant.   Subject to compliance with Section 6(c) below, which provisions are intended to ensure compliance with applicable federal and states securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c)           Method of Transfer.  With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall prior to such offer, sale, transfer or other disposition:

(i)      surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Company or provide evidence reasonably satisfactory to the Company of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonable satisfactory to the Company,

(ii)      pay any applicable transfer taxes or establish to the satisfaction of the Company that such taxes have been paid,

(iii)      deliver a written assignment to the Company in substantially the form attached hereto as Exhibit B or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof, and

(iv)           deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.
As soon as reasonably practicable after receiving the items set forth above, the Company shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 6(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details of such determination.  Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Company satisfied the provisions thereof and provided that the Holder shall furnish such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied.  Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Company, such legend is not required in order to ensure compliance with such laws.  Upon any partial transfer of this Warrant, the Company will issue and deliver to such new holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within five (5) Business Days after such transfer.

7.           No Rights as Shareholders; Information.  Prior to exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

8.           Modification and Waiver; Effect of Amendment or Waiver.  This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Company and the Holder of this Warrant.  Any waiver or amendment effected in accordance with this Section 8 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Company.

9.           Notices and Payments. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) personal delivery or telecopy, (b) one (1) Business Day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto or (c) four (4) Business Days following the date of deposit in the United States mails, first-class postage prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY	Eos Petro, Inc.
Attention: Nikolas Konstant
1999 Avenue of the Stars, Suite 2520 Los Angeles, CA 90067
Tel: (310) 552-1555
Fax: (424) 288-5650

HOLDER:	DVIBRI, LLC
Attention: Umesh Patel
1930 W. Glenoaks Blvd., Suite 10
Glendale, CA 91201

10.           Successors.  The obligations of the Company relating to the Warrant Shares shall inure to the benefit of the successors and assigns of the Holder hereof and shall be binding upon any successor entity.  Upon such event, the successor entity shall assume the obligations of this Warrant, and this Warrant (or any substitute warrant as provided hereinbefore) shall be exercisable for the securities, cash and property of the successor entity on the terms provided herein.

11.           Lost Warrants or Stock Certificates.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Company will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

12.           Descriptive Headings.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

13.           Governing Law; Jurisdiction.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, without reference to principles governing choice or conflicts of laws.  Each party hereby agrees to submit any dispute under this Warrant to arbitration in accordance with the Services Agreement and irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of Los Angeles, California for the entry of any judgment from such arbitration, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such arbitrator or court, that such proceeding is brought in an inconvenient forum or that the venue of such proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

14.           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A JURY IN ANY LEGAL PROCEEDING ARISING OUT OR A RELATED TO THIS AGREEMENT, THE NOTE, AND THE SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

15.           Entire Agreement.  This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

16.           No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

17.           Issue Taxes.  The Company shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States of America or by any state, political subdivision or taxing authority of the United States of America; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered holder of such Warrant (which shall be treated as a transfer under Section 6 above), and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

18.           Severability.  In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date first written above by its duly authorized officers.

EOS PETRO, INC.

a Nevada corporation

By:         /s/ Nikolas Konstant

Name:    Nikolas Konstant

Title:      Chairman, CFO

EXHIBIT A

NOTICE OF EXERCISE

To:  EOS PETRO, INC. (the “Company”)

The undersigned hereby exercises the right to purchase___________________ of the shares of Common Stock (“Warrant Shares”) of the Company, evidenced by the attached Warrant (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Warrant Exercise Price.  The holder intends that payment of the Warrant Exercise Price shall be made as:

a “Cash Exercise” with respect to ______________ Warrant Shares.

2.           Payment of Warrant Exercise Price.  In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the aggregate Exercise Price in the sum of $_______________ to the Company in accordance with the terms of the Warrant.

3.           Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

_________________________________________

(Name)

_________________________________________

(Address)

_________________________________________

(City, State)

4.           The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

__________________________________________	______________________________________
(Date)	(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________  and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Eos Petro, Inc., a Nevada corporation (the “Company”) to purchase _______ shares of the Company’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Company with full power of substitution in the premises.

☐    In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐    such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Company issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

_______________

          (Date)

__________________________________________

        (Signature)

NOTICE:  Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.